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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 25, 2002

                              ____________________

                         STATEFED FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-22790              42-1410788
(State or other jurisdiction of      (Commission File         (IRS Employer
 incorporation or organization)           Number)          Identification No.)

                   13423 UNIVERSITY AVENUE, CLIVE, IOWA 50325
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 223-8484

                              ____________________


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ITEM 5.  OTHER EVENTS.

On October 25, 2002, the Registrant issued the press release attached hereto as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits:

Exhibit 99.1 - Press release dated October 25, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 25, 2002

                                         STATEFED FINANCIAL CORPORATION



                                         By: /s/  Randall C. Bray
                                             -----------------------------------
                                             Randall C. Bray, Chairman